COLONIAL TAX-EXEMPT FUND
                        COLONIAL TAX-EXEMPT INSURED FUND
                      COLONIAL INTERMEDIATE TAX-EXEMPT FUND

                         Supplement to Prospectus dated
                                 March 31, 1997




The second paragraph under the sub-caption Options and Futures on page 11 of the Prospectus is revised in its entirety as follows:

Each Fund may buy or write options that are not traded on national securities exchanges and not protected by the Options Clearing Corporation. These transactions are effected directly with a broker-dealer, and each Fund bears the risk that the broker-dealer will fail to meet its obligations. The market value of such options and other illiquid assets will not exceed 10% (for the Tax-Exempt Fund and the Insured Fund) or 15% (for the Intermediate Fund) of each Fund's net assets.

Effective May 1, 1997, Robert S Waas no longer co-manages the Tax-Exempt Fund.

The fourth and fifth paragraphs under the caption How the Funds are Managed of the Prospectus are combined and are revised in their entirety as follows:

Bonny E. Boatman, Senior Vice President and Director of the Adviser and head of the Adviser's Tax-Exempt Group, has managed the Tax-Exempt Fund since 1993 and has managed various other Colonial tax-exempt funds since 1985. William C. Loring, Vice President of the Adviser, has managed the Tax-Exempt Fund, the Insured Fund and the Intermediate Fund since May 1997, 1987 and 1993, respectively, and various other Colonial tax-exempt funds since 1986. Brian M. Hartford, Vice President of the Adviser, has managed the Tax-Exempt Fund since May 1997, and various other Colonial tax-exempt funds since 1993. Mr. Hartford was a Senior Municipal Trader of the Adviser from 1991 until 1993.



TE-36/580D-0497                             June 6, 1997